Q2 2017 Financial Results August 3, 2017

Safe Harbor 2 The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward- looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Who We Are NASDAQ: SAUC IPO: 2008 Market capitalization $59M Largest Buffalo Wild Wings Franchisee › Leading operator › Strong cash generator › 65 BWW locations › Recent share price $2.21 › 52 week range $0.70 - $4.12 › Insider ownership 50% › Institutional ownership 11% › Shares outstanding 26.7M 3 Pure play franchisee with scale and track record of accretive acquisitions Market data as of July 31, 2017 (Source: Bloomberg, LP); Ownership as of most recent filing

Second Quarter Key Information Sales of $39.9M, down $1M vs. last year Two new Florida restaurants Q2/2016 and one additional Florida location opened June 2017 Same Store Sales off 3.67% (-1.95% YTD) Adjusted EBITDA of $4.6M, 11.6% of sales Restaurant-level EBITDA of $6.6M, 16.6% of sales Strong cash from operations and FCF Net cash from operations of $2.1M and $6.5M for the quarter and YTD and free cash flow of $3.9M YTD Cost of sales up 200 basis points vs. Q2 2016 as wing prices were high throughout the quarter and traffic-driving promotional activity weighed heavily on margins Lower margin on higher restaurant-level costs, particularly cost of sales YTD decline driven predominantly by unfavorable Q2 sports calendar in core markets 4 Sales S-S-S EBITDA Margins Cashflow

Sales and Traffic 5

Q2 2017 NHL & NBA Playoff Impact 6 # of Locations Impacted 2016 Playoff Games 2017 Playoff Games Variance Sales $ Impact (thousands) Sales $ Impact per Game per Location 17 17 0 -17 $ (200) $(693) 20 5 0 -5 $ (55) $(546) 20 4 0 -4 $ (27) $(332) 18 20 11 -9 $ (264) $(1,631) 9 7 4 -3 $ (22) $(824) 64 7 5 -2 $ (210) $(1,640) Total Impact 60 20 -40 $(778) $(990)

Average Check and Traffic Trends 7 Traffic was negatively affected in Q2 by the Easter shift vs. 2016 and significant drop in play-off games for the NHL and NBA teams in our core markets – more positive trend in June as these events primarily impacted April and May NOTE: Average check is predominantly driven by price but is also influenced by product mix and, to a lesser extent, average guests per check. 2.6% 2.9% 5.5% 5.9% 7.7% 4.1% 1.3% 0.8% -2.2% -2.7% -1.8% -5.4% -0.3% -3.7% -8.3% -2.5% -0.7% 4.3% 3.0% -3.1% -2.0% 0.9% 1.1% 2.2% 0.2% 0.6% -2.5% -1.8% -2.0% -2.0% -3.0% -3.3% -4.3% 2.0% -1.9% -5.7% -0.7% 0.3% 1.1% -3.0% -3.2% 0.1% 1.7% 1.7% 3.3% 5.7% 7.1% 6.6% 3.1% 2.8% -0.2% 0.2% 1.4% -1.1% -2.3% -1.8% -2.9% -1.8% -1.0% 3.2% 6.1% -2.1% -2.1% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Apr 2017 May 2017 Jun 2017 FY 2014 FY 2015 FY 2016 YTD 2017 SSS% Traffic % Avg Check %

Q2 Sales Bridge ($M) 8 Same-store sales declined $1.5M driven by the Easter holiday closure which shifted into Q2 (vs. Q1 2016), unfavorable sports outcomes in our markets, and the impact of promotional activity *Clinton Township, MI significantly impacted by a major sinkhole that, since 12/27/16, has been blocking access to the restaurant (“Fraser Sinkhole”); University Park, FL access blocked for much of FY 2017 by new diamond interchange construction (I-75 & University Parkway) $39.5 $39.5 $39.9 $0.5 $0.8 $0.2 $0.4 $41.0 $0.4 $0.4 Q2 2016 Revenue Non Comp Locations Easter Holiday Sporting Events *Construction Avg Ticket/ Promo Impact Traffic Q2 2017 Revenue

Sales Driving Initiatives: Delivery 9 Delivery and Carry-Out Sales as % of Total The delivery channel continues to show strong growth and to date we see no evidence that delivery sales cannibalize higher margin carry-out business Delivery Drives Incremental Sales  38 locations now offer delivery service through third parties (up from 26 last year)  2017 delivery sales are expected to reach $1.5-$2M  Average delivery check is 13% higher than dine-in and 17% higher than carry-out 20.6% 19.3% 19.5% 20.4% 21.9% 21.4% 1.9% 2.7% 2.8% 3.1% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 % of Carry-Out Sales % of Delivery Sales

Sales Driving Initiatives: Blazin’ Rewards Loyalty 10 Blazin’ Rewards Members Roll-out began in St. Louis market in mid-2016 and ramped up with remaining locations in Q1 2017 – the average loyalty check is currently 17% higher than non-loyalty - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 29 32 35 38 41 44 47 50 1 4 7 10 13 16 19 22 25 Week 2016 2017 *Loyalty Attachment Rates 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 29 32 35 38 41 44 47 50 1 4 7 10 13 16 19 22 25 Week 2016 2017 * Loyalty attachment rate = loyalty checks as a percentage of total checks

Sales Driving Initiatives: Promotions 11 Tuesday SSS % Trends Half-Price Wing Tuesday vs. BOGO -3.4% 8.9% 14.3% 6 Week Prior to Promo Post Promo 2016 Post Promo 2017 YTD The Tuesday wing promotion has proven to drive significant traffic in throughout all dayparts on an otherwise low volume day; we’re testing a BOGO offer in captive markets with promising early results * Excludes July 4th holiday ** Check Count may not be a good proxy for traffic given the nature of the BOGO promotion *** COS % excludes waste and cost that is not attached to a menu item (i.e. fryer oil)

Margins and EBITDA 12

Quarterly Restaurant EBITDA Trends 13 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) Record high chicken wing prices coupled with sales deleveraging placed added pressure on Q2 margins AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.8 $2.8 $2.6 $2.6 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 21.2% 20.4% 19.4% 17.8% 5.5% 5.9% 6.4% 6.6% 6.5% 6.8% 7.0% 7.2% 6.5% 7.1% 5.2% 6.2% 6.8% 6.8% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.0% 8.1% 8.0% 8.0% 8.1% 8.1% 12.6% 13.4% 13.0% 12.7% 11.5% 12.1% 13.3% 14.0% 12.3% 12.9% 13.2% 12.9% 12.7% 12.6% 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 23.8% 24.4% 24.8% 25.1% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 28.5% 28.1% 28.1% 29.6% KEY Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 FY2014 FY 2015 FY 2016 YTD 2017 C O S LA B O R O P EX FF2 OCC R ES T. EB IT D A 1 1

Cost of Sales Impacts 14 Historically high traditional chicken wing costs and lower yields, coupled with the Tuesday wing promotions, were responsible for 169bp of the 200bp increase in COS in Q2 2017 vs. 2016

28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 28.5% 28.1% 28.1% 29.6% 21.7% 20.1% 20.4% 19.5% 20.3% 20.9% 19.5% 23.5% 24.0% 24.9% 18.4% 20.4% 21.1% 24.4% $1.89 $1.77 $1.80 $1.79 $1.92 $1.92 $1.70 $1.95 $2.02 $2.03 $1.53 $1.81 $1.87 $2.03 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 FY 2014 FY 2015 FY 2016 YTD 2017 Total COS % Wing Cost % of Total COS Wing Cost/Lb COS Trends and Wing Impact 15 NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.29 per pound Traditional wing costs hit record highs in Q2 2017 and have remained high in early Q3; wings as % of total COS spiked to 24.9%

Historical Wing Prices 16 $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings NOTE: Logistics cost to restaurants is $0.29 / lb. over the spot price Volatile fresh wing spot prices have ranged between $1.41 and $1.87/lb. since 2015; late Q2 and early Q3 prices ($2.02 - $2.05) are record highs

Cost Saving Initiatives 17 To combat the impact of inflationary traditional wing costs, DRH has implemented a number of high value initiatives to drive down cost of sales – targeting savings in the $3 – 4 million range (annualized), including the following:  Implemented a wing portioning adjustment in early June  Testing a revised Tuesday promotion in captive markets since mid-June (BOGO offer on snack/small menu items only) – with favorable early results  Driving down the impact of comps and promos through – • Implementation of new guidelines and policies • Introducing aggressive targets to management incentive plans beginning in Q3 2017

Total Labor Trends 18 NOTE: OH = Overhead labor costs including payroll taxes, FUTA, SUTA, health benefits and retirement plan. Bonus is typically between 1.0-1.2% of sales. Hourly and total labor costs continue to be held in check as we push productivity initiatives as a means of offsetting wage inflation 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 24.4% 24.8% 25.1% 12.5% 13.2% 13.8% 13.3% 13.1% 13.6% 13.3% 13.6% 13.1% 13.8% 13.2% 13.4% 13.5% 5.6% 6.0% 6.4% 6.4% 6.2% 6.4% 6.6% 6.6% 6.6% 6.8% 6.1% 6.5% 6.7% 5.2% 4.7% 4.9% 5.2% 5.1% 5.1% 4.8% 4.8% 5.1% 4.8% 5.0% 4.9% 4.9% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 FY 2015 FY 2016 YTD 2017 Hourly Labor % of Sales Mgmt Labor % of Sales Bonus & OH % of Sales AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.8 $2.6 $2.6

Adjusted EBITDA Trends 19 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 21.2% 20.4% 19.4% 17.8% 4.2% 8.0% 5.8% 5.1% 5.0% 5.7% 5.7% 5.8% 5.3% 5.2% 5.1% 5.7% 5.7% 5.2% Key Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 FY2014 FY 2015 FY 2016 YTD 2017 G& A R ES T. EB IT D A Targeting G&A expense at 5.0% of net sales by the second half of 2017 – on pace AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.8 $2.8 $2.6 $2.6

G&A Impacts 20 Q2 2017 saw G&A savings compared with 2016; G&A on pace to achieve targeted 5% of net sales in the second half of 2017 $2.08 $0.27 $0.12 $2.35 $0.12 Q2 2016 G&A $ Support Expense Support Salaries Marketing Q2 2017 G&A $ 0.30%

G&A Actions 21  Targeting second half run rate of 5% • $1 million run rate savings target  Post – Bagger Dave’s spin-off overhead restructuring coupled with tight spending controls • Reductions in salaries and support office expenses  Reduced (more targeted) local marketing spend • Better leveraging of National Ad Fund spend • More targeted local spend

The Future 22

Value Creation – Going Forward 23 Value Proposition • Best in class operations • Proven integration skills • Strong positive cash flow • Financial strength and flexibility • Tax benefits to offset over $50 million in pre-tax income Current Environment • Roll-up of other BWW franchisees ready for exit as cycle turns • Potential future involvement in BWLD re-franchising activity • Opportunities with new franchised concepts Growth Strategy • Disciplined, value-accretive growth through acquisition • Supplemented by opportunistic new unit development

Revising Fiscal 2017 Guidance1 24 1 2017 guidance provided as of August 3, 2017 2 Revenue guidance implies SSS for 2017 in range of -0.6% to -2.5%, excluding week 53 of the fiscal year

Free Cash Flow and Net Debt 25 Net debt / EBITDA target in the range of 4x by the end of 2017 and 3.5x by the end of 2018

Dougherty Conference - Minneapolis Q3 2017 earnings release (call on 11.3.2017) 26 9.19.2017 11.2.2017 Upcoming Investor Relations Calendar Date Event

Exhibits 27

EBITDA Reconciliation 28 DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES Reconciliation between Net Income (Loss) and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA Three Months Ended (Unaudited) Six Months Ended (Unaudited) June 25, 2017 June 26, 2016 June 25, 2017 June 26, 2016 Net lncome (Loss) $ (409,090) $ (182,426) $ 422,030 $ 247,978 + Loss from discontinued operations 117,747 416,770 82,207 1,278,795 + Income tax expense (benefit) (604,560) (251,546) (582,296) 166,808 + Interest expense 1,642,306 1,440,552 3,218,260 2,885,492 + Other income, net (25,140) (36,265) (52,307) (76,007) + Loss on asset disposal 264,015 136,927 286,074 184,151 + Depreciation and amortization 3,271,541 3,824,076 6,904,795 7,586,179 EBITDA $ 4,256,819 $ 5,348,088 $ 10,278,763 $ 12,273,396 + Pre-opening costs 294,473 445,941 325,843 569,384 + Non-recurring expenses (Restaurant-level) — — 14,300 71,184 + Non-recurring expenses (Corporate-level) 71,457 161,436 161,554 225,390 Adjusted EBITDA $ 4,622,749 $ 5,955,465 $ 10,780,460 $ 13,139,354 Adjusted EBITDA margin (%) 11.6% 14.5% 12.8% 15.6% + General and administrative 2,066,409 2,347,052 4,423,375 4,521,343 + Non-recurring expenses (Corporate-level) (71,457) (161,436) (161,554) (225,390) Restaurant–Level EBITDA $ 6,617,701 $ 8,141,081 $ 15,042,281 $ 17,435,307 Restaurant–Level EBITDA margin (%) 16.6% 19.9% 17.8% 20.7%

EBITDA Reconciliation cont. 29 Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.